PRIVATE PLACEMENT	12 Months Ended
Dec. 31, 2020
PRIVATE PLACEMENT

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and the Direct Anchor Investors purchased an aggregate of 7,175,000 Placement Warrants at a price of $1.00 per Placement Warrant, for an aggregate purchase price of $7,175,000 in a private placement. A portion of the proceeds from the Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. The Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except as described in Note 7. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and underlying securities will be worthless.